Exhibit 99.1

Page
Creekside Plaza

Independent Auditors’ Report	F-1

Statement of Revenues and Certain Expenses for the year ended December 31, 2013 (Audited)	F-2

Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2013 (Audited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.

Pro Forma Consolidated Balance Sheet as of December 31, 2013 (Unaudited)	F-6

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2013 (Unaudited)	F-7

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-8

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Partnership, LP

Pro Forma Consolidated Balance Sheet as of December 31, 2013 (Unaudited)	F-10

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2013 (Unaudited)	F-11

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-12

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Retail Opportunity Investments Corp.
Retail Opportunity Investments Partnership, LP

We have audited the accompanying financial statement of the property known as Creekside Plaza, located in Poway, California (“Creekside Plaza”) which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2013, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on this financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Creekside Plaza’s internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Creekside Plaza for the year ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter
We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Creekside Plaza’s revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
July 2, 2014

CREEKSIDE PLAZA
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

Year Ended December 31, 2013
Revenues
Rental income (note 4)	$3,346
Lease termination	40
Total revenues	3,386

Certain Expenses
Utilities	89
Repairs, maintenance and supplies	103
Cleaning and landscaping	177
Real estate taxes	473
Insurance	41
Professional fees	41
Total certain expenses	924

Excess of revenues over certain expenses	$2,462

See accompanying notes to statement of revenues and certain expenses.

CREEKSIDE PLAZA
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2013 (AUDITED)

1.             Business Organization

Retail Opportunity Investments Corp., a Maryland corporation (“ROIC”), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “Operating Partnership”) and its subsidiaries.  Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.

On February 28, 2014, the Company acquired the property known as Creekside Plaza located in Poway, California, within the San Diego metropolitan area, for a purchase price of approximately $44.0 million. Creekside Plaza is approximately 129,000 square feet and is anchored by Stater Brothers Supermarket. The property was acquired with borrowings under the Company’s credit facility.

2.       Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of Creekside Plaza, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of Creekside Plaza to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of Creekside Plaza.

Revenue Recognition

Creekside Plaza’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Lease Termination Income

Termination fees are fees that Creekside Plaza has agreed to accept in consideration for permitting certain tenants to terminate their lease prior to the contractual expiration date.  Creekside Plaza recognizes termination fees when the following conditions are met:  (a) the termination agreement is executed; (b) the termination fee is determinable; (c) all landlord services pursuant to the terminated lease have been rendered; and (d) collectability of the termination fee is assured.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Creekside Plaza’s management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.             Subsequent Events

The Company has evaluated subsequent events through July 3, 2014, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statement.

4.             Leases

Creekside Plaza is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2013, the future minimum rents on non-cancelable operating leases expiring in various years are as follows (dollar amounts in thousands):

Year ending December 31	Amounts

2014	$2,597
2015	2,498
2016	2,294
2017	1,950
2018	1,500
Thereafter	683
$11,522

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. Creekside Plaza’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in a decrease in rental income of approximately $12,000 for the year ended December 31, 2013.

5.             Concentration

For the year ended December 31, 2013, one tenant represented approximately 11% of Creekside Plaza’s 2013 rental income.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the year ended December 31, 2013 is presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of Creekside Plaza (the “Property”) on January 1, 2013. Additionally, the pro forma consolidated balance sheet as of December 31, 2013 has been presented as if the acquisition had been completed on December 31, 2013.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2013 Annual Report on Form 10-K. The pro forma consolidated financial statements do not purport to represent the Company’s financial position as of December 31, 2013 or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2013; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2013
(UNAUDITED)
(in thousands)

	Company Historical (1)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$458,252	$8,795	(2)	$467,047
Building and improvements	914,182	35,180	(2)	949,362
	1,372,434	43,975		1,416,409
Less: accumulated depreciation	57,500	—		57,500
Real Estate Investments, net	1,314,934	43,975		1,358,909
Cash and cash equivalents	7,920	—		7,920
Restricted cash	1,299	—		1,299
Tenant and other receivables, net	20,389	—		20,389
Deposits	775	—		775
Acquired lease intangible assets, net of accumulated amortization	55,887	—		55,887
Prepaid expenses	1,371	—		1,371
Deferred charges, net of accumulated amortization	33,122	—		33,122
Other	3,393	—		3,393
Total assets	$1,439,090	$43,975		$1,483,065

LIABILITIES AND EQUITY

Liabilities:
Term Loan	$200,000	$—		$200,000
Credit facility	56,950	43,975	(2)	100,925
Senior Notes Due 2023	245,846	—		245,846
Mortgage notes payable	118,903	—		118,903
Acquired lease intangible liabilities, net of accumulated amortization	85,284	—		85,284
Accounts payable and accrued expenses	13,349	—		13,349
Tenants’ security deposits	3,423	—		3,423
Other liabilities	9,925	—		9,925
Total liabilities	733,680	43,975		777,655

Equity:
Preferred stock	—	—		—
Common stock	7	—		7
Additional-paid-in capital	732,702	—		732,702
Dividends in excess of earnings	(47,616)	—		(47,616)
Accumulated other comprehensive loss	(8,969)	—		(8,969)
Total Retail Opportunity Investments Corp. stockholders’ equity	676,124	—		676,124
Non-controlling interests	29,286	—		29,286
Total equity	705,410	—		705,410
Total liabilities and equity	$1,439,090	$43,975		$1,483,065

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2013
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Creekside Plaza	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$86,194	$2,433	$31	(3)	$88,658
Recoveries from tenants	22,498	913	—		23,411
Mortgage interest	624	—	—		624
Other income	1,916	40	—		1,956
Total revenues	111,232	3,386	31		114,649

Operating expenses
Property operating	19,750	451	—		20,201
Property taxes	11,247	473	—		11,720
Depreciation and amortization	40,398	—	902	(4)	41,300
General and administrative expenses	10,059	—	—		10,059
Acquisition transaction costs	1,688	—	79	(5)	1,767
Other expense	315	—	—		315
Total operating expenses	83,457	924	981		85,362

Operating income	27,775	2,462	(950)		29,287
Non-operating income (expenses)
Interest expense and other finance expenses	(15,855)	—	(554	)(6)	(16,409)
Gain on consolidation of joint venture	20,382	—	—		20,382
Equity in earnings from unconsolidated joint venture	2,390	—	—		2,390
Income from continuing operations	34,692	2,462	(1,504)		35,650
Loss from discontinued operations	(714)	—	—		(714)
Net income	33,978	2,462	(1,504)		34,936
Net income attributable to non-controlling interests	(165)	—	—		(165)
Net Income Attributable to Retail Opportunity Investments Corp.	$33,813	$2,462	$(1,504)		$34,771

Pro forma weighted average shares outstanding
Basic	67,419				67,419
Diluted	71,004				71,004

Net earnings per share - basic:
Income from continuing operations	$0.51				$0.53
Loss from discontinued operations	(0.01)				(0.01)
Net earnings per share	$0.50				$0.52
Net income per share – diluted:

Income from continuing operations	$0.49				$0.50
Loss from discontinued operations	(0.01)				(0.01)
Net earnings per share	$0.48				$0.49

Dividends per common share	$0.60				$0.60

Comprehensive income:
Net income	$33,978	$2,462	$(1,504)		$34,936
Other comprehensive income
Unrealized swap derivative gain arising during the period	4,565	—	—		4,565
Reclassification adjustment for amortization of interest expense included in net income	4,621	—	—		4,621
Other comprehensive income	9,186	—	—		9,186
Comprehensive income	43,164	2,462	(1,504)		44,122
Comprehensive income attributable to non-controlling interests	(165)	—	—		(165)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$42,999	$2,462	$(1,504)		$43,957

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s audited financial statements for the year ended December 31, 2013.

2.	Reflects the pro forma acquisition of the Property for approximately $44.0 million. The acquisition was funded entirely by drawdowns on the Company’s credit facility.

3.	Reflects the pro forma adjustment of $31,000 for the year ended December 31, 2013 to record operating rents on a straight-line basis beginning January 1, 2013.

4.
Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the period presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Year Ended December 31, 2013 Depreciation Expense

Building	39 years	$902

5.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.

6.
Reflects the pro forma adjustment to interest expense, assuming the Company had borrowed funds from its credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the period presented.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the year ended December 31, 2013 is presented as if Retail Opportunity Investments Partnership, LP (the “Company”) had completed the acquisition of Creekside Plaza (the “Property”) on January 1, 2013. Additionally, the pro forma consolidated balance sheet as of December 31, 2013 has been presented as if the acquisition had been completed on December 31, 2013.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2013 Annual Report on Form 10-K. The pro forma consolidated financial statements do not purport to represent the Company’s financial position as of December 31, 2013 or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2013; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2013
(UNAUDITED)
(in thousands)

	Company Historical (7)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$458,252	$8,795	(8)	$467,047
Building and improvements	914,182	35,180	(8)	949,362
	1,372,434	43,975		1,416,409
Less: accumulated depreciation	57,500	—		57,500
Real Estate Investments, net	1,314,934	43,975		1,358,909
Cash and cash equivalents	7,920	—		7,920
Restricted cash	1,299	—		1,299
Tenant and other receivables, net	20,389	—		20,389
Deposits	775	—		775
Acquired lease intangible assets, net of accumulated amortization	55,887	—		55,887
Prepaid expenses	1,371	—		1,371
Deferred charges, net of accumulated amortization	33,122	—		33,122
Other	3,393	—		3,393
Total assets	$1,439,090	$43,975		$1,483,065

LIABILITIES AND EQUITY

Liabilities:
Term Loan	$200,000	$—		$200,000
Credit facility	56,950	43,975	(8)	100,925
Senior Notes Due 2023	245,846	—		245,846
Mortgage notes payable	118,903	—		118,903
Acquired lease intangible liabilities, net of accumulated amortization	85,284	—		85,284
Accounts payable and accrued expenses	13,349	—		13,349
Tenants’ security deposits	3,423	—		3,423
Other liabilities	9,925	—		9,925
Total liabilities	733,680	43,975		777,655

Capital:
ROIC capital	685,092	—		685,092
Limited partners’ capital	29,287	—		29,287
Accumulated other comprehensive loss	(8,969)	—		(8,969)
Total partners’ capital	705,410	—		705,410
Non-controlling interests	—	—		—
Total capital	705,410	—		705,410
Total liabilities and capital	$1,439,090	$43,975		$1,483,065

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2013
(UNAUDITED)

(in thousands, except per share data)

	Company Historical (7)	Creekside Plaza	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$86,194	$2,433	$31	(9)	$88,658
Recoveries from tenants	22,498	913	—		23,411
Mortgage interest	624	—	—		624
Other income	1,916	40	—		1,956
Total revenues	111,232	3,386	31		114,649

Operating expenses
Property operating	19,750	451	—		20,201
Property taxes	11,247	473	—		11,720
Depreciation and amortization	40,398	—	902	(10)	41,300
General and administrative expenses	10,059	—	—		10,059
Acquisition transaction costs	1,688	—	79	(11)	1,767
Other expense	315	—	—		315
Total operating expenses	83,457	924	981		85,362

Operating income	27,775	2,462	(950)		29,287
Non-operating income (expenses)
Interest expense and other finance expenses	(15,855)	—	(554	)(12)	(16,409)
Gain on consolidation of joint venture	20,382	—	—		20,382
Equity in earnings from unconsolidated joint venture	2,390	—	—		2,390
Income from continuing operations	34,692	2,462	(1,504)		35,650
Loss from discontinued operations	(714)	—	—		(714)
Net Income Attributable to Retail Opportunity Investments Partnership, LP	$33,978	$2,462	$(1,504)		$34,936

Pro forma weighted average units outstanding
Basic	68,258				68,258
Diluted	71,004				71,004

Net income per unit - basic:
Income from continuing operations	$0.51				$0.52
Loss from discontinued operations	(0.01)				(0.01)
Net income per unit	$0.50				$0.51

Net income per unit - diluted:
Income from continuing operations	$0.49				$0.50
Loss from discontinued operations	(0.01)				(0.01)
Net income per unit	$0.48				$0.49

Distributions per unit	$0.60				$0.60

Comprehensive income:
Net income	$33,978	$2,462	$(1,504)		$34,936
Other comprehensive income
Unrealized swap derivative gain arising during the period	4,565	—	—		4,565
Reclassification adjustment for amortization of interest expense included in net income	4,621	—	—		4,621
Other comprehensive income	9,186	—	—		9,186
Comprehensive income attributable to Retail Opportunity Investments Partnership, LP	$43,164	$2,462	$(1,504)		$44,122

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

7.	Derived from the Operating Partnership’s audited financial statements for the year ended December 31, 2013.

8.	Reflects the pro forma acquisition of the Property for approximately $44.0 million. The acquisition was funded entirely by drawdowns on the Operating Partnership’s credit facility.

9.	Reflects the pro forma adjustment of $31,000 for the year ended December 31, 2013 to record operating rents on a straight-line basis beginning January 1, 2013.

10.
Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the period presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Year Ended December 31, 2013 Depreciation Expense

Building	39 years	$902

11.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.

12.
Reflects the pro forma adjustment to interest expense, assuming the Operating Partnership had borrowed funds from its credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the period presented.